September 17, 1997


Public Filing Desk
c/o Joyce Pickhelz
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


   Re: Proxy for Acacia Capital Corporation, Calvert Responsibly Invested
       Strategic Growth Portfolio
       SEC File No. 811-3591 and 2-80154


Dear Ms. Pickhelz:

Pursuant to our conversation today regarding the filing of the Proxy for Acacia Capital Corporation Calvert Responsibly Invested Strategic Growth Portfolio on Wednesday, September 10, 1997, I am writing to clarify that this filing was submitted under the header "PRES14A" and to provide the correct file numbers as noted above in the subject line.

Please feel free to contact me at (301) 951-4858 with any additional questions or comments.


                                            Very truly yours,


                                            Ivy Wafford Duke
                                            Assistant Counsel


cc:      Mr. Rene Romaine